Exhibit 77C

Shareholder Voting Results (Unaudited)

Forward Funds

Special Meeting of Shareholders

May 6, 2015

May 29, 2015

Special Meetings of the Shareholders of each of the series of Forward Funds (the “Trust”), were held on May 6, 2015 (the “May 6, 2015 Meeting”) and May 29, 2015 (the “May 29, 2015 Meeting”) to approve proposals in connection with the acquisition of Forward Funds’ investment advisor, Forward Management, LLC (“Forward Management”) by Salient Partners, L.P. (the “Transaction”), which closed on June 9, 2015 and resulted in a change of control of Forward Management. In addition, shareholders were asked to approve the election of eight Trustees to serve on the Board of Trustees of the Trust (the “Board”). The following Trustees, who currently serve on the Board, were previously elected or appointed to the Board prior to May 6, 2015: Julie Allecta, A. John Gambs, Cecilia H. Herbert, Haig G. Mardikian, and Donald E. O’Connor.

At the May 6, 2015 Meeting, the shareholders of the Forward Balanced Allocation Fund, Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund; Forward High Yield Bond Fund, Forward Income Builder Fund, Forward Income & Growth Allocation Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Multi-Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Total MarketPlus Fund and Forward U.S. Government Money Fund (each, a “Fund”) approved the following proposals:

Forward Balanced Allocation Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 71.870% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	257,333.989	37.901%
Against	1,223.683	0.180%
Abstain	14,139.508	2.083%
Broker Non-Vote	85,359.000	12.572%
Total	358,056.180	52.736%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4b. A. John Gambs

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4c. Karin B. Bonding

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4d. Jonathan P. Carroll

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4e. Dr. Bernard A. Harris

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4f. Richard C. Johnson

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4g. Scott E. Schwinger

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

4h. John A. Blaisdell

Votes in favor represented 95.784% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	342,958.875	50.512%
Withhold	15,097.305	2.224%
Total	358,056.180	52.736%

Forward Commodity Long/Short Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 56.193% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,330,215.600	51.435%
Against	21,561.000	0.834%
Abstain	23,049.156	0.891%
Broker Non-Vote	992,398.000	38.372%
Total	2,367,223.756	91.532%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 97.303% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,303,383.600	89.064%
Withhold	63,840.156	2.468%
Total	2,367,223.756	91.532%

4b. A. John Gambs

Votes in favor represented 97.339% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,304,222.600	89.096%
Withhold	63,001.156	2.436%
Total	2,367,223.756	91.532%

4c. Karin B. Bonding

Votes in favor represented 97.273% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,302,668.624	89.036%
Withhold	64,555.132	2.496%
Total	2,367,223.756	91.532%

4d. Jonathan P. Carroll

Votes in favor represented 80.465% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,904,789.624	73.651%
Withhold	462,434.132	17.881%
Total	2,367,223.756	91.532%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.189% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,300,684.624	88.959%
Withhold	66,539.132	2.573%
Total	2,367,223.756	91.532%

4f. Richard C. Johnson

Votes in favor represented 97.308% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,303,507.624	89.068%
Withhold	63,716.132	2.464%
Total	2,367,223.756	91.532%

4g. Scott E. Schwinger

Votes in favor represented 97.331% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,303,043.624	89.089%
Withhold	63,180.132	2.443%
Total	2,367,223.756	91.532%

4h. John A. Blaisdell

Votes in favor represented 97.153% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,299,830.624	88.926%
Withhold	67,393.132	2.606%
Total	2,367,223.756	91.532%

Forward Credit Analysis Long/Short Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 62.298% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,589,576.896	52.858%
Against	64,013.386	0.353%
Abstain	190,808.312	1.052%
Broker Non-Vote	5,548,583.000	30.584%
Total	15,392,981.594	84.847%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.296% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,130,678.594	83.401%
Withhold	262,303.000	1.446%
Total	15,392,981.594	84.847%

4b. A. John Gambs

Votes in favor represented 98.239% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,121,864.594	83.352%
Withhold	271,117.000	1.494%
Total	15,392,981.594	84.846%

4c. Karin B. Bonding

Votes in favor represented 97.781% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,051,395.631	82.964%
Withhold	341,585.963	1.883%
Total	15,392,981.594	84.847%

4d. Jonathan P. Carroll

Votes in favor represented 94.042% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	14,475,819.631	79.791%
Withhold	917,161.963	5.055%
Total	15,392,981.594	84.846%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.081% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,097,544.631	83.218%
Withhold	295,436.963	1.628%
Total	15,392,981.594	84.846%

4f. Richard C. Johnson

Votes in favor represented 97.778% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,050,893.631	82.961%
Withhold	342,087.963	1.886%
Total	15,392,981.594	84.847%

4g. Scott E. Schwinger

Votes in favor represented 97.823% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,057,807.631	82.999%
Withhold	335,173.963	1.847%
Total	15,392,981.594	84.846%

4h. John A. Blaisdell

Votes in favor represented 98.245% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	15,122,878.017	83.358%
Withhold	270,103.577	1.489%
Total	15,392,981.594	84.847%

Forward Dynamic Income Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.267% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,656,975.283	85.935%
Withhold	12,234.000	0.634%
Total	1,669,209.283	86.569%

4b. A. John Gambs

Votes in favor represented 99.212% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,656,054.283	85.887%
Withhold	13,155.000	0.682%
Total	1,669,209.283	86.569%

4c. Karin B. Bonding

Votes in favor represented 99.134% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,654,747.520	85.819%
Withhold	14,461.763	0.750%
Total	1,669,209.283	86.569%

4d. Jonathan P. Carroll

Votes in favor represented 99.052% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,653,381.520	85.748%
Withhold	15,827.763	0.821%
Total	1,669,209.283	86.569%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.134% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,654,747.520	85.819%
Withhold	14,461.763	0.750%
Total	1,669,209.283	86.569%

4f. Richard C. Johnson

Votes in favor represented 99.134% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,654,747.520	85.819%
Withhold	14,461.763	0.750%
Total	1,669,209.283	86.569%

4g. Scott E. Schwinger

Votes in favor represented 99.134% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,654,747.520	85.819%
Withhold	14,461.763	0.750%
Total	1,669,209.283	86.569%

4h. John A. Blaisdell

Votes in favor represented 99.189% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,655,668.520	85.867%
Withhold	13,540.763	0.702%
Total	1,669,209.283	86.569%

Forward EM Corporate Debt Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 69.390% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,047,930.946	65.086%
Against	77,207.000	0.179%
Abstain	202,295.000	0.469%
Broker Non-Vote	12,093,060.000	28.062%
Total	40,420,492.946	93.796%

Proposal 3. To approve a new investment sub-advisory agreement between Forward Management and SW Asset Management, LLC, with respect to the Fund, as a result of the Transaction:

Votes in favor represented 69.402% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,052,467.946	65.097%
Against	81,186.000	0.188%
Abstain	193,780.000	0.450%
Broker Non-Vote	12,093,059.000	28.062%
Total	40,420,492.946	93.797%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.499% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,217,957.946	93.327%
Withhold	202,535.000	0.470%
Total	40,420,492.946	93.797%

4b. A. John Gambs

Votes in favor represented 99.516% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,224,729.946	93.343%
Withhold	195,763.000	0.454%
Total	40,420,492.946	93.797%

4c. Karin B. Bonding

Votes in favor represented 99.491% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,214,908.946	93.320%
Withhold	205,584.000	0.477%
Total	40,420,492.946	93.797%

4d. Jonathan P. Carroll

Votes in favor represented 98.730% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	39,907,087.946	92.606%
Withhold	513,405.000	1.191%
Total	40,420,492.946	93.797%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.530% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,230,698.946	93.356%
Withhold	189,494.000	0.440%
Total	40,420,492.946	93.796%

4f. Richard C. Johnson

Votes in favor represented 99.494% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,215,791.946	93.322%
Withhold	204,701.000	0.475%
Total	40,420,492.946	93.797%

4g. Scott E. Schwinger

Votes in favor represented 99.532% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,231,414.946	93.358%
Withhold	189,078.000	0.439%
Total	40,420,492.946	93.797%

4h. John A. Blaisdell

Votes in favor represented 99.535% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	40,232,715.946	93.361%
Withhold	187,777.000	0.436%
Total	40,420,492.946	93.797%

Forward Emerging Markets Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 71.753% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	731,289.464	60.823%
Against	122.000	0.010%
Abstain	37.000	0.003%
Broker Non-Vote	287,728.000	23.931%
Total	1,019,176.464	84.767%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.624% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,015,346.464	84.449%
Withhold	3,830.000	0.319%
Total	1,019,176.464	84.768%

4b. A. John Gambs

Votes in favor represented 99.475% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,013,825.108	84.322%
Withhold	5,351.356	0.445%
Total	1,019,176.464	84.767%

4c. Karin B. Bonding

Votes in favor represented 99.407% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,013,137.553	84.265%
Withhold	6,038.911	0.502%
Total	1,019,176.464	84.767%

4d. Jonathan P. Carroll

Votes in favor represented 95.213% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	970,388.317	80.709%
Withhold	48,788.147	4.058%
Total	1,019,176.464	84.767%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.407% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,013,137.553	84.265%
Withhold	6,038.911	0.502%
Total	1,019,176.464	84.767%

4f. Richard C. Johnson

Votes in favor represented 99.325% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,012,299.317	84.195%
Withhold	6,877.147	0.572%
Total	1,019,176.464	84.767%

4g. Scott E. Schwinger

Votes in favor represented 99.407% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,013,137.553	84.265%
Withhold	6,038.911	0.502%
Total	1,019,176.464	84.767%

4h. John A. Blaisdell

Votes in favor represented 99.325% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,012,299.317	84.195%
Withhold	6,877.147	0.572%
Total	1,019,176.464	84.767%

Forward Equity Long/Short Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 99.456% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	95,578.713	95.453%
Against	0.000	0.000%
Abstain	0.000	0.000%
Broker Non-Vote	523.000	0.522%
Total	96,101.713	95.975%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	96,101.713	95.975%
Withhold	0.000	0.000%
Total	96,101.713	95.975%

4b. A. John Gambs

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	96,101.713	95.975%
Withhold	0.000	0.000%
Total	96,101.713	95.975%

4c. Karin B. Bonding

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

4d. Jonathan P. Carroll

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

4f. Richard C. Johnson

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

4g. Scott E. Schwinger

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

4h. John A. Blaisdell

Votes in favor represented 98.775% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	94,924.897	94.800%
Withhold	1,176.816	1.175%
Total	96,101.713	95.975%

Forward Frontier Strategy Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 81.034% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	8,895,942.262	80.242%
Against	34,426.048	0.311%
Abstain	15,892.000	0.143%
Broker Non-Vote	2,031,757.000	18.327%
Total	10,978,017.310	99.023%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.334% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,904,886.310	98.363%
Withhold	73,131.000	0.660%
Total	10,978,017.310	99.023%

4b. A. John Gambs

Votes in favor represented 99.093% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,878,454.262	98.124%
Withhold	99,563.048	0.898%
Total	10,978,017.310	99.022%

4c. Karin B. Bonding

Votes in favor represented 99.199% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,890,124.353	98.230%
Withhold	87,892.957	0.793%
Total	10,978,017.310	99.023%

4d. Jonathan P. Carroll

Votes in favor represented 98.958% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,893,634.353	97.991%
Withhold	114,382.957	1.032%
Total	10,978,017.310	99.023%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.080% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,877,051.353	98.112%
Withhold	100,965.957	0.911%
Total	10,978,017.310	99.023%

4f. Richard C. Johnson

Votes in favor represented 99.080% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,877,051.353	98.112%
Withhold	100,965.957	0.911%
Total	10,978,017.310	99.023%

4g. Scott E. Schwinger

Votes in favor represented 99.080% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,877,051.353	98.112%
Withhold	100,965.957	0.911%
Total	10,978,017.310	99.023%

4h. John A. Blaisdell

Votes in favor represented 99.080% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,877,051.353	98.112%
Withhold	100,965.957	0.911%
Total	10,978,017.310	99.023%

Forward Global Dividend Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 75.386% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	862,844.501	73.890%
Against	117.000	0.010%
Abstain	0.000	0.000%
Broker Non-Vote	281,612.000	24.116%
Total	1,144,573.501	98.016%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,144,573.501	98.016%
Withhold	0.000	0.000%
Total	1,144,573.501	98.016%

4b. A. John Gambs

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,144,573.501	98.016%
Withhold	0.000	0.000%
Total	1,144,573.501	98.016%

4c. Karin B. Bonding

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

4d. Jonathan P. Carroll

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

4f. Richard C. Johnson

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

4g. Scott E. Schwinger

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

4h. John A. Blaisdell

Votes in favor represented 99.934% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,143,814.995	97.951%
Withhold	758.506	0.065%
Total	1,144,573.501	98.016%

Forward Global Infrastructure Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 64.422% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,263,165.377	52.009%
Against	7,489.537	0.308%
Abstain	17,405.424	0.717%
Broker Non-Vote	672,693.000	27.697%
Total	1,960,753.338	80.731%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.018% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,921,899.246	79.132%
Withhold	38,854.092	1.600%
Total	1,960,753.338	80.732%

4b. A. John Gambs

Votes in favor represented 98.069% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,922,889.914	79.173%
Withhold	37,863.424	1.559%
Total	1,960,753.338	80.732%

4c. Karin B. Bonding

Votes in favor represented 98.153% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,924,542.914	79.241%
Withhold	36,210.424	1.491%
Total	1,960,753.338	80.732%

4d. Jonathan P. Carroll

Votes in favor represented 97.961% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,920,778.377	79.086%
Withhold	39,974.961	1.646%
Total	1,960,753.338	80.732%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.036% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,922,240.914	79.146%
Withhold	38,512.424	1.586%
Total	1,960,753.338	80.732%

4f. Richard C. Johnson

Votes in favor represented 97.991% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,921,370.709	79.110%
Withhold	39,382.629	1.622%
Total	1,960,753.338	80.732%

4g. Scott E. Schwinger

Votes in favor represented 98.021% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,921,940.377	79.134%
Withhold	38,812.961	1.598%
Total	1,960,753.338	80.732%

4h. John A. Blaisdell

Votes in favor represented 98.021% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,921,940.377	79.134%
Withhold	38,812.961	1.598%
Total	1,960,753.338	80.732%

Forward Growth & Income Allocation Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 96.919% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	781,566.731	51.321%
Withhold	24,842.849	1.631%
Total	806,409.580	52.952%

4b. A. John Gambs

Votes in favor represented 97.162% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,525.439	51.450%
Withhold	22,884.141	1.503%
Total	806,409.580	52.953%

4c. Karin B. Bonding

Votes in favor represented 96.919% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	781,566.731	51.321%
Withhold	24,842.849	1.631%
Total	806,409.580	52.952%

4d. Jonathan P. Carroll

Votes in favor represented 97.136% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,310.439	51.436%
Withhold	23,099.141	1.517%
Total	806,409.580	52.953%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.162% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,525.439	51.450%
Withhold	22,884.141	1.503%
Total	806,409.580	52.953%

4f. Richard C. Johnson

Votes in favor represented 97.162% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,525.439	51.450%
Withhold	22,884.141	1.503%
Total	806,409.580	52.953%

4g. Scott E. Schwinger

Votes in favor represented 97.162% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,525.439	51.450%
Withhold	22,884.141	1.503%
Total	806,409.580	52.953%

4h. John A. Blaisdell

Votes in favor represented 97.162% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	783,525.439	51.450%
Withhold	22,884.141	1.503%
Total	806,409.580	52.953%

Forward Growth Allocation Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 67.024% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	866,322.454	43.764%
Against	21,359.000	1.079%
Abstain	6,854.676	0.346%
Broker Non-Vote	398,020.000	20.107%
Total	1,292,556.130	65.296%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 97.858% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,872.454	63.897%
Withhold	27,683.676	1.398%
Total	1,292,556.130	65.295%

4b. A. John Gambs

Votes in favor represented 97.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,027.924	63.854%
Withhold	28,528.206	1.441%
Total	1,292,556.130	65.295%

4c. Karin B. Bonding

Votes in favor represented 97.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,027.924	63.854%
Withhold	28,528.206	1.441%
Total	1,292,556.130	65.295%

4d. Jonathan P. Carroll

Votes in favor represented 97.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,027.924	63.854%
Withhold	28,528.206	1.441%
Total	1,292,556.130	65.295%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.858% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,872.454	63.897%
Withhold	27,683.676	1.398%
Total	1,292,556.130	65.295%

4f. Richard C. Johnson

Votes in favor represented 97.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,027.924	63.854%
Withhold	28,528.206	1.441%
Total	1,292,556.130	65.295%

4g. Scott E. Schwinger

Votes in favor represented 97.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,027.924	63.854%
Withhold	28,528.206	1.441%
Total	1,292,556.130	65.295%

4h. John A. Blaisdell

Votes in favor represented 97.858% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,264,872.454	63.897%
Withhold	27,683.676	1.398%
Total	1,292,556.130	65.295%

Forward High Yield Bond Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 80.080% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	10,006,825.091	68.145%
Against	45,934.000	0.313%
Abstain	69,349.223	0.472%
Broker Non-Vote	2,373,948.000	16.166%
Total	12,496,056.314	85.096%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.564% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,441,511.091	84.724%
Withhold	54,545.223	0.371%
Total	12,496,056.314	85.095%

4b. A. John Gambs

Votes in favor represented 99.568% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,442,048.091	84.728%
Withhold	54,008.223	0.368%
Total	12,496,056.314	85.096%

4c. Karin B. Bonding

Votes in favor represented 99.555% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,440,448.091	84.717%
Withhold	55,608.223	0.379%
Total	12,496,056.314	85.096%

4d. Jonathan P. Carroll

Votes in favor represented 99.545% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,439,175.091	84.709%
Withhold	56,881.223	0.387%
Total	12,496,056.314	85.096%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.555% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,440,413.091	84.717%
Withhold	55,643.223	0.379%
Total	12,496,056.314	85.096%

4f. Richard C. Johnson

Votes in favor represented 99.486% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,431,810.091	84.658%
Withhold	64,246.223	0.438%
Total	12,496,056.314	85.096%

4g. Scott E. Schwinger

Votes in favor represented 99.554% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,440,329.091	84.716%
Withhold	55,727.223	0.379%
Total	12,496,056.314	85.095%

4h. John A. Blaisdell

Votes in favor represented 99.558% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,440,814.091	84.720%
Withhold	55,242.223	0.376%
Total	12,496,056.314	85.096%

Forward Income Builder Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4b. A. John Gambs

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4c. Karin B. Bonding

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4d. Jonathan P. Carroll

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4e. Dr. Bernard A. Harris

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4f. Richard C. Johnson

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4g. Scott E. Schwinger

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

4h. John A. Blaisdell

Votes in favor represented 95.110% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	644,987.991	59.383%
Withhold	33,164.255	3.053%
Total	678,152.246	62.436%

Forward Income & Growth Allocation Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 82.352% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	136,701.378	45.132%
Against	688.079	0.227%
Abstain	2,152.964	0.711%
Broker Non-Vote	26,454.000	8.734%
Total	165,996.421	54.804%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.724% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,538.143	54.653%
Withhold	458.278	0.151%
Total	165,996.421	54.804%

4b. A. John Gambs

Votes in favor represented 99.724% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,538.143	54.653%
Withhold	458.278	0.151%
Total	165,996.421	54.804%

4c. Karin B. Bonding

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,996.421	54.804%
Withhold	0.000	0.000%
Total	165,996.421	54.804%

4d. Jonathan P. Carroll

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,996.421	54.804%
Withhold	0.000	0.000%
Total	165,996.421	54.804%

4e. Dr. Bernard A. Harris

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,996.421	54.804%
Withhold	0.000	0.000%
Total	165,996.421	54.804%

4f. Richard C. Johnson

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,996.421	54.804%
Withhold	0.000	0.000%
Total	165,996.421	54.804%

4g. Scott E. Schwinger

Votes in favor represented 99.724% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,538.143	54.653%
Withhold	458.278	0.151%
Total	165,996.421	54.804%

4h. John A. Blaisdell

Votes in favor represented 99.724% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	165,538.143	54.653%
Withhold	458.278	0.151%
Total	165,996.421	54.804%

Forward International Dividend Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 82.428% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	29,073,372.574	81.006%
Against	64,313.000	0.179%
Abstain	111,569.540	0.311%
Broker Non-Vote	6,022,061.000	16.779%
Total	35,271,316.114	98.275%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.488% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,090,651.574	97.771%
Withhold	180,664.540	0.503%
Total	35,271,316.114	98.274%

4b. A. John Gambs

Votes in favor represented 99.547% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,111,690.574	97.830%
Withhold	159,625.540	0.445%
Total	35,271,316.114	98.275%

4c. Karin B. Bonding

Votes in favor represented 99.445% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,075,457.632	97.729%
Withhold	195,858.482	0.546%
Total	35,271,316.114	98.275%

4d. Jonathan P. Carroll

Votes in favor represented 69.740% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	24,598,185.632	68.537%
Withhold	10,673,130.482	29.738%
Total	35,271,316.114	98.275%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.536% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,107,636.632	97.819%
Withhold	163,679.482	0.456%
Total	35,271,316.114	98.275%

4f. Richard C. Johnson

Votes in favor represented 99.465% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,082,714.632	97.749%
Withhold	188,601.482	0.525%
Total	35,271,316.114	98.274%

4g. Scott E. Schwinger

Votes in favor represented 99.508% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,097,688.632	97.791%
Withhold	173,627.482	0.484%
Total	35,271,316.114	98.275%

4h. John A. Blaisdell

Votes in favor represented 99.524% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	35,103,426.632	97.807%
Withhold	167,889.482	0.468%
Total	35,271,316.114	98.275%

Forward International Real Estate Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 62.765% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,731,480.732	55.111%
Against	24,016.593	0.485%
Abstain	16,819.654	0.339%
Broker Non-Vote	1,579,585.000	31.870%
Total	4,351,901.979	87.805%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.257% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,276,043.891	86.275%
Withhold	75,858.088	1.531%
Total	4,351,901.979	87.806%

4b. A. John Gambs

Votes in favor represented 98.475% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,285,546.850	86.467%
Withhold	66,355.129	1.339%
Total	4,351,901.979	87.806%

4c. Karin B. Bonding

Votes in favor represented 98.377% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,281,260.589	86.380%
Withhold	70,641.390	1.425%
Total	4,351,901.979	87.805%

4d. Jonathan P. Carroll

Votes in favor represented 78.428% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,413,120.589	68.864%
Withhold	938,781.390	18.941%
Total	4,351,901.979	87.805%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.489% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,286,130.589	86.479%
Withhold	65,771.390	1.327%
Total	4,351,901.979	87.806%

4f. Richard C. Johnson

Votes in favor represented 98.295% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,277,698.630	86.309%
Withhold	74,203.349	1.497%
Total	4,351,901.979	87.806%

4g. Scott E. Schwinger

Votes in favor represented 98.385% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,281,616.589	86.388%
Withhold	70,285.390	1.418%
Total	4,351,901.979	87.806%

4h. John A. Blaisdell

Votes in favor represented 98.489% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	4,286,130.589	86.479%
Withhold	65,771.390	1.327%
Total	4,351,901.979	87.806%

Forward International Small Companies Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 73.465% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	6,927,943.599	67.607%
Against	24,201.791	0.236%
Abstain	68,608.000	0.670%
Broker Non-Vote	2,409,481.000	23.513%
Total	9,430,234.390	92.026%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.458% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,284,815.593	90.607%
Withhold	145,418.797	1.419%
Total	9,430,234.390	92.026%

4b. A. John Gambs

Votes in favor represented 98.064% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,247,679.925	90.245%
Withhold	182,554.465	1.781%
Total	9,430,234.390	92.026%

4c. Karin B. Bonding

Votes in favor represented 98.253% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,265,502.565	90.419%
Withhold	164,731.825	1.608%
Total	9,430,234.390	92.027%

4d. Jonathan P. Carroll

Votes in favor represented 84.481% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	7,966,799.593	77.745%
Against	1,463,434.797	14.281%
Total	9,430,234.390	92.026%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.065% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,247,745.593	90.246%
Withhold	182,488.797	1.781%
Total	9,430,234.390	92.027%

4f. Richard C. Johnson

Votes in favor represented 97.883% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,230,549.593	90.078%
Withhold	199,684.797	1.949%
Total	9,430,234.390	92.027%

4g. Scott E. Schwinger

Votes in favor represented 98.012% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,242,786.897	90.197%
Withhold	187,447.493	1.829%
Total	9,430,234.390	92.026%

4h. John A. Blaisdell

Votes in favor represented 98.002% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	9,241,787.897	90.187%
Withhold	188,446.493	1.839%
Total	9,430,234.390	92.026%

Forward Investment Grade Fixed-Income Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 90.161% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,446,876.708	87.473%
Against	2,430.000	0.062%
Abstain	5,423.000	0.138%
Broker Non-Vote	368,280.000	9.346%
Total	3,823,009.708	97.019%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.764% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,813,988.708	96.789%
Withhold	9,021.000	0.229%
Total	3,823,009.708	97.018%

4b. A. John Gambs

Votes in favor represented 99.772% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,814,298.708	96.797%
Withhold	8,711.000	0.221%
Total	3,823,009.708	97.018%

4c. Karin B. Bonding

Votes in favor represented 99.772% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,814,298.708	96.797%
Withhold	8,711.000	0.221%
Total	3,823,009.708	97.018%

4d. Jonathan P. Carroll

Votes in favor represented 99.458% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,802,304.708	96.493%
Withhold	20,705.000	0.525%
Total	3,823,009.708	97.018%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.749% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,813,397.708	96.774%
Withhold	9,612.000	0.244%
Total	3,823,009.708	97.018%

4f. Richard C. Johnson

Votes in favor represented 99.769% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,814,195.708	96.795%
Withhold	8,814.000	0.224%
Total	3,823,009.708	97.019%

4g. Scott E. Schwinger

Votes in favor represented 99.751% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,813,500.708	96.777%
Withhold	9,509.000	0.241%
Total	3,823,009.708	97.018%

4h. John A. Blaisdell

Votes in favor represented 99.751% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	3,813,500.708	96.777%
Withhold	9,509.000	0.241%
Total	3,823,009.708	97.018%

Forward Multi-Strategy Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 72.595% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	598,939.113	59.018%
Against	786.000	0.077%
Abstain	262.000	0.026%
Broker Non-Vote	225,057.000	22.177%
Total	825,044.113	81.298%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.786% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,278.662	81.124%
Withhold	1,765.451	0.174%
Total	825,044.113	81.298%

4b. A. John Gambs

Votes in favor represented 99.770% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,147.662	81.111%
Withhold	1,896.451	0.187%
Total	825,044.113	81.298%

4c. Karin B. Bonding

Votes in favor represented 99.738% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	822,883.471	81.085%
Withhold	2,160.642	0.213%
Total	825,044.113	81.298%

4d. Jonathan P. Carroll

Votes in favor represented 99.834% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,673.922	81.163%
Withhold	1,370.191	0.135%
Total	825,044.113	81.298%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.754% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,014.471	81.098%
Withhold	2,029.642	0.200%
Total	825,044.113	81.298%

4f. Richard C. Johnson

Votes in favor represented 99.873% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,993.922	81.195%
Withhold	1,050.191	0.103%
Total	825,044.113	81.298%

4g. Scott E. Schwinger

Votes in favor represented 99.873% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,993.922	81.195%
Withhold	1,050.191	0.103%
Total	825,044.113	81.298%

4h. John A. Blaisdell

Votes in favor represented 99.873% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	823,993.922	81.195%
Withhold	1,050.191	0.103%
Total	825,044.113	81.298%

Forward Real Estate Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 60.077% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,669,299.556	53.442%
Against	12,365.053	0.396%
Abstain	14,398.860	0.461%
Broker Non-Vote	1,082,530.000	34.657%
Total	2,778,593.469	88.956%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.878% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,747,430.975	87.958%
Withhold	31,162.494	0.998%
Total	2,778,593.469	88.956%

4b. A. John Gambs

Votes in favor represented 98.880% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,747,473.975	87.959%
Withhold	31,119.494	0.996%
Total	2,778,593.469	88.955%

4c. Karin B. Bonding

Votes in favor represented 98.951% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,749,458.975	88.023%
Withhold	29,134.494	0.933%
Total	2,778,593.469	88.956%

4d. Jonathan P. Carroll

Votes in favor represented 97.891% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,719,992.975	87.080%
Withhold	58,600.494	1.876%
Total	2,778,593.469	88.956%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.869% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,747,159.975	87.949%
Withhold	31,433.494	1.006%
Total	2,778,593.469	88.955%

4f. Richard C. Johnson

Votes in favor represented 98.926% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,748,741.975	88.000%
Withhold	29,851.494	0.956%
Total	2,778,593.469	88.956%

4g. Scott E. Schwinger

Votes in favor represented 99.004% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,750,926.975	88.070%
Withhold	27,666.494	0.886%
Total	2,778,593.469	88.956%

4h. John A. Blaisdell

Votes in favor represented 99.001% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	2,750,823.975	88.067%
Withhold	27,769.494	0.889%
Total	2,778,593.469	88.956%

Forward Real Estate Long/Short Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 71.204% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	860,398.716	40.625%
Against	8,915.256	0.421%
Abstain	23,222.316	1.096%
Broker Non-Vote	315,822.000	14.912%
Total	1,208,358.288	57.054%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 97.034% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,172,520.460	55.362%
Withhold	35,837.828	1.692%
Total	1,208,358.288	57.054%

4b. A. John Gambs

Votes in favor represented 96.417% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,165,061.617	55.010%
Withhold	43,296.671	2.044%
Total	1,208,358.288	57.054%

4c. Karin B. Bonding

Votes in favor represented 96.547% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,166,636.827	55.084%
Withhold	41,721.461	1.970%
Total	1,208,358.288	57.054%

4d. Jonathan P. Carroll

Votes in favor represented 90.667% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,095,584.303	51.729%
Withhold	112,773.985	5.325%
Total	1,208,358.288	57.054%

4e. Dr. Bernard A. Harris

Votes in favor represented 96.375% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,164,554.220	54.986%
Withhold	43,804.068	2.068%
Total	1,208,358.288	57.054%

4f. Richard C. Johnson

Votes in favor represented 97.031% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,172,487.324	55.360%
Withhold	35,870.964	1.694%
Total	1,208,358.288	57.054%

4g. Scott E. Schwinger

Votes in favor represented 97.083% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,173,114.910	55.390%
Withhold	35,243.378	1.664%
Total	1,208,358.288	57.054%

4h. John A. Blaisdell

Votes in favor represented 97.085% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,173,136.360	55.391%
Withhold	35,221.928	1.663%
Total	1,208,358.288	57.054%

Forward Select EM Dividend Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 99.392% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,703,562.211	80.863%
Against	4,822.048	0.229%
Abstain	5,598.000	0.266%
Broker Non-Vote	0.000	0.000%
Total	1,713,982.259	81.358%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.231% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,700,806.259	80.732%
Withhold	13,176.000	0.625%
Total	1,713,982.259	81.357%

4b. A. John Gambs

Votes in favor represented 99.501% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,705,426.259	80.952%
Withhold	8,556.000	0.406%
Total	1,713,982.259	81.358%

4c. Karin B. Bonding

Votes in favor represented 99.290% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,701,818.259	80.780%
Withhold	12,164.000	0.577%
Total	1,713,982.259	81.357%

4d. Jonathan P. Carroll

Votes in favor represented 98.972% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,696,363.259	80.521%
Withhold	17,619.000	0.836%
Total	1,713,982.259	81.357%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.501% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,705,426.259	80.952%
Withhold	8,556.000	0.406%
Total	1,713,982.259	81.358%

4f. Richard C. Johnson

Votes in favor represented 99.290% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,701,818.259	80.780%
Withhold	12,164.000	0.577%
Total	1,713,982.259	81.357%

4g. Scott E. Schwinger

Votes in favor represented 99.300% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,701,980.259	80.788%
Withhold	12,002.000	0.570%
Total	1,713,982.259	81.358%

4h. John A. Blaisdell

Votes in favor represented 99.501% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,705,426.259	80.952%
Withhold	8,556.000	0.406%
Total	1,713,982.259	81.358%

Forward Select Income Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 97.777% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,390,359.383	67.625%
Withhold	1,123,076.106	1.538%
Total	50,513,435.489	69.163%

4b. A. John Gambs

Votes in favor represented 97.668% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,335,431.556	67.550%
Withhold	1,178,003.933	1.613%
Total	50,513,435.489	69.163%

4c. Karin B. Bonding

Votes in favor represented 97.719% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,360,983.122	67.585%
Withhold	1,152,452.367	1.578%
Total	50,513,435.489	69.163%

4d. Jonathan P. Carroll

Votes in favor represented 93.694% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	47,328,065.679	64.802%
Withhold	3,185,369.810	4.361%
Total	50,513,435.489	69.163%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.690% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,346,446.688	67.565%
Withhold	1,166,988.801	1.598%
Total	50,513,435.489	69.163%

4f. Richard C. Johnson

Votes in favor represented 97.657% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,329,681.801	67.542%
Withhold	1,183,753.688	1.621%
Total	50,513,435.489	69.163%

4g. Scott E. Schwinger

Votes in favor represented 97.716% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,359,707.296	67.583%
Withhold	1,153,728.193	1.580%
Total	50,513,435.489	69.163%

4h. John A. Blaisdell

Votes in favor represented 97.738% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	49,370,616.019	67.598%
Withhold	1,142,819.470	1.565%
Total	50,513,435.489	69.163%

Forward Select Opportunity Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 62.698% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	517,702.515	56.757%
Against	2,003.000	0.220%
Abstain	3,140.848	0.344%
Broker Non-Vote	302,857.000	33.203%
Total	825,703.363	90.524%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 99.493% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,518.515	90.064%
Withhold	4,184.848	0.459%
Total	825,703.363	90.523%

4b. A. John Gambs

Votes in favor represented 99.493% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,518.515	90.064%
Withhold	4,184.848	0.459%
Total	825,703.363	90.523%

4c. Karin B. Bonding

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

4d. Jonathan P. Carroll

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

4f. Richard C. Johnson

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

4g. Scott E. Schwinger

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

4h. John A. Blaisdell

Votes in favor represented 99.444% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	821,109.438	90.020%
Withhold	4,593.925	0.504%
Total	825,703.363	90.524%

Forward Small Cap Equity Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 96.164% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	771,685.681	61.758%
Withhold	30,781.870	2.463%
Total	802,467.551	64.221%

4b. A. John Gambs

Votes in favor represented 96.196% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	771,942.389	61.779%
Withhold	30,525.162	2.443%
Total	802,467.551	64.222%

4c. Karin B. Bonding

Votes in favor represented 95.889% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	769,479.982	61.582%
Withhold	32,987.569	2.640%
Total	802,467.551	64.222%

4d. Jonathan P. Carroll

Votes in favor represented 93.071% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	746,861.690	59.772%
Withhold	55,605.861	4.450%
Total	802,467.551	64.222%

4e. Dr. Bernard A. Harris

Votes in favor represented 96.137% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	771,470.690	61.741%
Withhold	30,996.861	2.481%
Total	802,467.551	64.222%

4f. Richard C. Johnson

Votes in favor represented 96.031% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	770,618.690	61.673%
Withhold	31,848.861	2.549%
Total	802,467.551	64.222%

4g. Scott E. Schwinger

Votes in favor represented 96.137% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	771,470.690	61.741%
Withhold	30,996.861	2.481%
Total	802,467.551	64.222%

4h. John A. Blaisdell

Votes in favor represented 96.137% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	771,470.690	61.741%
Withhold	30,996.861	2.481%
Total	802,467.551	64.222%

Forward Tactical Enhanced Fund

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.920% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,039,081.910	89.201%
Withhold	11,346.000	0.974%
Total	1,050,427.910	90.175%

4b. A. John Gambs

Votes in favor represented 98.140% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,030,885.910	88.497%
Withhold	19,542.000	1.678%
Total	1,050,427.910	90.175%

4c. Karin B. Bonding

Votes in favor represented 98.742% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,037,210.532	89.040%
Withhold	13,217.378	1.135%
Total	1,050,427.910	90.175%

4d. Jonathan P. Carroll

Votes in favor represented 98.742% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,037,210.532	89.040%
Withhold	13,217.378	1.135%
Total	1,050,427.910	90.175%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.961% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,029,014.532	88.337%
Withhold	21,413.378	1.838%
Total	1,050,427.910	90.175%

4f. Richard C. Johnson

Votes in favor represented 98.742% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,037,210.532	89.040%
Withhold	13,217.378	1.135%
Total	1,050,427.910	90.175%

4g. Scott E. Schwinger

Votes in favor represented 98.742% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,037,210.532	89.040%
Withhold	13,217.378	1.135%
Total	1,050,427.910	90.175%

4h. John A. Blaisdell

Votes in favor represented 98.742% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	1,037,210.532	89.040%
Withhold	13,217.378	1.135%
Total	1,050,427.910	90.175%

Forward Tactical Growth Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 66.515% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	19,076,242.033	62.493%
Against	97,700.454	0.320%
Abstain	67,897.234	0.222%
Broker Non-Vote	9,437,791.000	30.918%
Total	28,679,630.721	93.953%

Proposal 2. To approve a new investment sub-advisory agreement between Forward Management and Broadmark Asset Management, LLC, with respect to the Fund, as a result of the Transaction:

Votes in favor represented 66.440% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	19,054,805.073	62.422%
Against	103,020.454	0.337%
Abstain	84,013.194	0.275%
Broker Non-Vote	9,437,792.000	30.918%
Total	28,679,630.721	93.952%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 98.635% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,288,093.227	92.670%
Withhold	391,537.494	1.283%
Total	28,679,630.721	93.953%

4b. A. John Gambs

Votes in favor represented 98.581% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,272,527.227	92.619%
Withhold	407,103.494	1.334%
Total	28,679,630.721	93.953%

4c. Karin B. Bonding

Votes in favor represented 98.601% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,278,373.227	92.638%
Withhold	401,257.494	1.314%
Total	28,679,630.721	93.952%

4d. Jonathan P. Carroll

Votes in favor represented 42.339% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	12,142,548.227	39.778%
Withhold	16,537,082.494	54.174%
Total	28,679,630.721	93.952%

4e. Dr. Bernard A. Harris

Votes in favor represented 98.633% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,287,461.227	92.668%
Withhold	392,169.484	1.285%
Total	28,679,630.721	93.953%

4f. Richard C. Johnson

Votes in favor represented 98.550% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,263,910.227	92.591%
Withhold	415,720.494	1.362%
Total	28,679,630.721	93.953%

4g. Scott E. Schwinger

Votes in favor represented 98.647% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,291,521.227	92.681%
Withhold	388,109.494	1.271%
Total	28,679,630.721	93.952%

4h. John A. Blaisdell

Votes in favor represented 98.662% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	28,295,977.227	92.696%
Withhold	383,653.494	1.257%
Total	28,679,630.721	93.953%

Forward Total MarketPlus Fund

Proposal 1. To approve a new investment advisory agreement between Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 67.155% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	404,678.215	62.906%
Against	1,909.000	0.297%
Abstain	4,764.000	0.741%
Broker Non-Vote	191,254.000	29.730%
Total	602,605.215	93.674%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 96.997% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	584,510.215	90.861%
Withhold	18,095.000	2.813%
Total	602,605.215	93.674%

4b. A. John Gambs

Votes in favor represented 97.764% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	589,130.215	91.579%
Against	13,475.000	2.095%
Total	602,605.215	93.674%

4c. Karin B. Bonding

Votes in favor represented 96.997% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	584,510.215	90.861%
Withhold	18,095.000	2.813%
Total	602,605.215	93.674%

4d. Jonathan P. Carroll

Votes in favor represented 97.060% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	584.886.215	90.919%
Withhold	17,719.000	2.754%
Total	602,605.215	93.673%

4e. Dr. Bernard A. Harris

Votes in favor represented 97.764% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	589,130.215	91.579%
Withhold	13,475.000	2.095%
Total	602,605.215	93.674%

4f. Richard C. Johnson

Votes in favor represented 97.764% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	589,130.215	91.579%
Withhold	13,475.000	2.095%
Total	602,605.215	93.674%

4g. Scott E. Schwinger

Votes in favor represented 97.753% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	589,063.053	91.569%
Withhold	13,542.162	2.105%
Total	602,605.215	93.674%

4h. John A. Blaisdell

Votes in favor represented 96.997% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	584,510.215	90.861%
Withhold	18,095.000	2.813%
Total	602,605.215	93.674%

Forward U.S. Government Money Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 99.946% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,763,697.195	94.369%
Against	78.000	0.000%
Abstain	0.000	0.000%
Broker Non-Vote	67,505.000	0.051%
Total	124,831,280.195	94.420%

Proposal 4. To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

4a. Julie Allecta

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,831,202.195	94.420%
Withhold	78.000	0.000%
Total	124,831,280.195	94.420%

4b. A. John Gambs

Votes in favor represented 100.000% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,831,202.195	94.420%
Withhold	78.000	0.000%
Total	124,831,280.195	94.420%

4c. Karin B. Bonding

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

4d. Jonathan P. Carroll

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

4e. Dr. Bernard A. Harris

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

4f. Richard C. Johnson

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

4g. Scott E. Schwinger

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

4h. John A. Blaisdell

Votes in favor represented 99.993% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	124,823,077.395	94.413%
Withhold	8,202.800	0.006%
Total	124,831,280.195	94.419%

At the May 29, 2015 Meeting, shareholders of the Forward Dynamic Income Fund, Forward Growth & Income Allocation Fund, Forward Income Builder Fund, Forward Select Income Fund, Forward Small Cap Equity Fund and Forward Tactical Enhanced Fund approved following proposals:

Forward Dynamic Income Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 76.505% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	989,807.726	51.334%
Against	7,956.000	0.413%
Abstain	14,178.000	0.735%
Broker Non-Vote	281,841.000	14.617%
Total	1,293,782.726	67.099%

Forward Growth & Income Allocation Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 69.793% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	679,228.317	44.601%
Against	15,729.615	1.033%
Abstain	17,820.579	1.170%
Broker Non-Vote	260,424.000	17.101%
Total	973,202.511	63.905%

Forward Income Builder Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 73.178% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	610,027.005	56.165%
Against	13,149.317	1.211%
Abstain	42,754.152	3.936%
Broker Non-Vote	167,690.000	15.439%
Total	833,620.474	76.751%

Forward Select Income Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 77.043% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	37,185,575.246	50.915%
Against	622,894.998	0.853%
Abstain	1,036,442.667	1.419%
Broker Non-Vote	9,421,037.000	12.899%
Total	48,265,949.911	66.086%

Forward Small Cap Equity Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 69.707% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	538,239.322	43.075%
Against	30,614.797	2.450%
Abstain	19,333.069	1.547%
Broker Non-Vote	183,963.000	14.723%
Total	772,150.188	61.795%

Forward Tactical Enhanced Fund

Proposal 1. To approve a new investment advisory agreement between the Fund and Forward Management, the Fund’s current investment advisor, as a result of the Transaction:

Votes in favor represented 57.517% of total votes.

	Number of Shares Voted	Percentage of Shares Voted
For	596,396.919	51.198%
Against	6,411.000	0.550%
Abstain	3,561.429	0.306%
Broker Non-Vote	430,528.000	36.959%
Total	1,036,897.348	89.013%